Scudder
Large Company Value Fund

Semiannual Report
March 31, 1997

Pure No-Load(TM) Funds

A fund designed to maximize long-term capital appreciation through a value-driven investment program.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER

                                Table of Contents

   2  In Brief

   3  Letter from the Fund's President

   4  Performance Update

   5  Portfolio Summary

   6  Portfolio Management Discussion

   8  Investment Portfolio

  13  Financial Statements

  16  Financial Highlights

  17  Notes to Financial Statements

  20  Officers and Trustees

  21  Investment Products and Services

  22  Scudder Solutions

                                    In Brief

o Stocks delivered strong performance as robust corporate earnings, relatively low interest rates, and modest inflation favored the Fund's emphasis on large company value stocks.


o Scudder Large Company Value Fund provided a total return of 11.96% for the six-month period, placing it among the top 6% of 803 growth funds according to Lipper and exceeding the 11.24% return of the S&P 500 Index as of March 31, 1997.

o The Fund's value approach especially benefited from significant industry weightings in the finance and consumer staples sectors.



                      2 -- Scudder Large Company Value Fund

                        Letter From the Fund's President

Dear Shareholders,

     We are pleased to present the semiannual report for Scudder Large Company Value Fund, formerly Scudder Capital Growth Fund, for the six-months ended March 31, 1997.

     Scudder Large Company Value Fund's strong performance over the period is especially gratifying in view of the environment of increased share price volatility investors experienced. The Fund's disciplined approach was rewarding, as many investors sought the defensive characteristics of value stocks.

     The U.S. financial markets started the new year much the way they ended 1996. Supported by a consensus economic forecast calling for modest economic growth and low inflation, the stock market climbed to successive new highs in January and early February. Large company stocks, in particular, led the Dow Jones Industrial Average to over 7,000 by mid-February, a mere four months after breaking 6,000. To put this in perspective, it took the Dow 14 years to climb from 1,000 to 2,000. Of course, each 1,000 points declines in significance on the way up. However, a rising tide of strong economic reports, and ultimately the Federal Reserve's 25 basis point (one quarter percent) increase in its base lending rate succeeded in temporarily dampening investors' enthusiasm. The markets have recovered since the close of the period. Despite these gyrations, we continue to believe that this is a healthy environment for equity investors. A complete discussion of your Fund's activities begins on page 6.

     For those of you who are interested in new products and services, we recently introduced the Scudder Pathway Series. Pathway simplifies investing through the "fund of funds" approach, offering four distinct portfolios:
Conservative, Balanced, Growth, and International. Each portfolio invests in a select mix of Scudder Funds, providing flexibility, diversification, and simplicity for regular and retirement plan investors. For more complete information on Scudder products and services, please turn to page 21.

     Thank you for your continued investment in Scudder Large Company Value Fund. If you have questions about your account, please call our Investor Relations representatives at 1-800-225-2470; they will be happy to assist you. You can also obtain information by visiting our Internet web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce
     Daniel Pierce
     President,
     Scudder Large Company Value Fund



                      3 -- Scudder Large Company Value Fund

PERFORMANCE UPDATE as of March 31, 1997
----------------------------------------------------------------
Fund Index Comparisons
----------------------------------------------------------------

                            Total Return
Period           Growth    --------------
Ended              of                Average
3/31/97         $10,000   Cumulative  Annual
--------------------------------------------
Scudder Capital Growth Fund
--------------------------------------------
1 Year          $ 11,659    16.59%     16.59%
5 year          $ 19,123    91.23%     13.84%
10 Year         $ 32,292   222.92%     12.44%
--------------------------------------------
S&P 500 Index
--------------------------------------------
1 Year          $ 11,983     19.83%     19.83%
5 Year          $ 21,391    113.91%     16.42%
10 Year         $ 35,103    251.03%     13.37%
--------------------------------------------

-----------------------------------------------------------------
Growth of a $10,000 Investment
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Scudder Large Company Value Fund
Year            Amount
----------------------
87             $10,000
88             $ 9,450
89             $12,634
90             $13,249
91             $14,462
92             $16,886
93             $19,384
94             $20,273
95             $20,687
96             $27,696
97             $32,292

S&P 500 INDEX
Year            Amount
----------------------
87             $10,000
88             $ 9,167
89             $10,829
90             $12,915
91             $14,776
92             $16,410
93             $18,913
94             $19,190
95             $22,176
96             $29,293
97             $35,103

Yearly periods ended March 31

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter Market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
Returns and Per Share Information
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly Periods Ended March 31

                       1988     1989      1990      1991      1992      1993      1994      1995      1996      1997
                     ------------------------------------------------------------------------------------------------
NET ASSET VALUE...   $ 14.82  $ 18.75   $ 18.14   $ 17.74   $ 19.43   $ 20.88   $ 19.42   $ 19.06   $ 21.74   $ 22.68
INCOME DIVIDENDS..   $   .20  $   .07   $   .16   $   .37   $   .22   $   .10   $  -      $   -   $     .08   $   .16
CAPITAL GAINS
DISTRIBUTIONS.....   $  2.14    $ .79   $  1.45   $  1.35     $ .98   $  1.25   $  2.62   $   .73   $  3.50   $  2.48
FUND TOTAL
RETURN (%)........     -5.50    33.69      4.87      9.15     16.76     14.79      4.58      2.04     33.88     16.59
INDEX TOTAL
RETURN (%)........     -8.34    18.12     19.23     14.37     11.03     15.22      1.48     15.57     32.10     19.83

On February 1, 1997, the Fund adopted its current name. Prior to that date, the Fund was known as the Scudder Capital Growth Fund. All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.


                      4 -- Scudder Large Company Value Fund

PORTFOLIO SUMMARY as of March 31, 1997

---------------------------------------------------------------------------
Diversification
---------------------------------------------------------------------------
Equity Securities                  98%
Cash Equivalents                    2%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The portfolio's nearly 100%
holding of equity securities
reflects the Fund's fully-invested
approach.

--------------------------------------------------------------------------
Sectors
(Excludes 2% Cash Equivalents)
--------------------------------------------------------------------------

Financial                          23%
Consumer Staples                   13%
Energy                             10%
Manufacturing                       8%
Technology                          7%
Consumer Discretionary              6%
Health                              5%
Communications                      5%
Durables                            5%
Other                              16%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund's disciplined, individual
stock selection resulted in
significant emphasis in the
financial and consumer staples
sectors.

--------------------------------------------------------------------------
Ten Largest Equity Holdings
(20% of Portfolio)
--------------------------------------------------------------------------

1.   Exxon Corp.
     International oil & gas company
2.   International Business Machines Corp.
     Principal manufacturer and servicer of business and computing machines
3.   Philip Morris Companies Inc.
     Tobacco, food products and brewing
4.   Whirlpool Corp.
     Manufacturer of major household appliances
5.   Harris Corp.
     Maker of electronics & office equipment
6.   Goodyear Tire and Rubber Co.
     Maker of tires & rubber products
7.   Bell Atlantic Corp.
     Telecommunication services
8.   Anheuser-Busch Companies, Inc.
     Brewery
9.   Federal National Mortgage Associations
     Insurer and holder of mortgage loans
10.  BankAmerica Corp.
     Commercial banking in California

Familiar names make up the
Fund's top holdings, reflecting
the Fund's emphasis on large
company stocks with attractive
valuations.

-----------------------------------------------------------------------------
For more complete details about the Fund's investment portfolio, see page 8. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                      5 -- Scudder Large Company Value Fund

                         Portfolio Management Discussion

Dear Shareholders,

Scudder Large Company Value Fund provided an attractive total return for the six-month period ended March 31, 1997. The Fund returned 11.96%, reflecting an increase in net asset value per share from $22.64 to $22.68, an income distribution of 16 cents per share, and a capital gain distribution of $2.48 per share.

We are pleased with the Fund's performance, which significantly outstripped the Lipper growth fund^1 average return of 4.07%, as well as the unmanaged S&P 500 Index return of 11.24% for the same six-month period. The Russell 1000 Value Index, an unmanaged widely recognized index of large company stocks with value characteristics, posted similar results with a 12.81% return. Longer term, the Fund exceeded the Lipper growth fund average return for the 1-, 3-, 5- and 10-year periods. For these periods, the Fund's Lipper peer group included 738, 465, 271, and 172 growth funds, respectively.

                               Market Environment

During the last six months, price volatility returned to the equity markets. Fueled by stronger than expected corporate profits, a benign interest rate environment, and record fourth quarter inflows into equity mutual funds, the U.S. market reached new highs in February. At the end of March, the Federal Reserve raised a key short-term interest rate by 25 basis points (one quarter percent) which, combined with heightened pessimism about inflation, interrupted the market's positive run with a correction that eroded 1997's earlier gains.

In this environment, stocks with large market capitalizations outperformed small cap stocks, and among large companies, growth and value stocks dueled for the best return. The Fund's large company focus and its characteristically low volatility contributed positively to performance during this period, since stocks with lower relative valuations tend to provide more stable returns during periods of heightened market volatility. For example, for the 57 days over the last six months when the S&P 500 was down, the Fund outperformed the Index 77% of the time; for the 53 days over the last six months when the Russell 1000 Value Index was down, the Fund outperformed the Index 60% of the time.

                    A Disciplined Approach to Stock Selection

We pursue a disciplined approach to seeking long-term capital appreciation through a value-driven investment program. In pursuing the Fund's objective, we utilize a quantitative model as well as fundamental input from our seasoned staff of research analysts. Our focus is on individual stock selection, based principally on three criteria: attractive relative valuations, fundamental research, and portfolio risk control.

The process begins with a review of our universe of large company stocks. We use a broad-based universe of 1000 stocks as our "hunting ground." The stocks are ranked based on relative value and the companies' long-term earnings outlook. The list


--------
1 The Lipper growth fund category includes funds with both growth and value investment orientations.


                      6 -- Scudder Large Company Value Fund
is divided into categories from least expensive to most expensive. The most undervalued stocks, our "buy" candidates, fall into the top 40% of our ranking; the most expensive stocks, our "sell candidates", are those in the bottom 20% of our ranking.

Our analysts evaluate prospective portfolio holdings by digging into each company's financial statements and assessing the company's prospects, management, and strategy, among other factors. By incorporating the input of our team of research analysts, we strive to anticipate changes in the fundamentals of individual companies and the industries in which they compete.

                              Portfolio Highlights

In the increasingly volatile markets of 1997, we have stayed with our discipline of searching for undervalued large capitalization stocks with improving fundamentals. On the basis of the fundamental input from our internal analysts and the signals from our quantitative model, we have remained heavily weighted in interest rate sensitive stocks -- such as finance, insurance, and utilities -- which were important positive contributors to Fund performance over the period. Going forward, many of these companies, such as Travelers, an insurance company, continue to have attractive valuations and strong earnings prospects.

An overweighted position in the consumer staples and healthcare areas versus our benchmark also contributed to the Fund's performance. Stocks such as Unilever, a global consumer products company, and H.J. Heinz, a leading food processor, have been very strong. We are particularly interested in health service issues such as Humana, a major HMO, and Bergen Brunswig, a drug distributor. Stock selection in the consumer discretionary sector has boosted returns in the Fund with particularly outstanding performance from footwear maker Reebok. In addition, the Fund's technology selections have been well rewarded, with companies such as disk drive maker Western Digital, IBM, and National Semiconductor.

                                     Outlook

Looking ahead, we will continue to base our value-oriented stock selection on quantitative disciplines and proprietary fundamental research, with the goal of providing both upside potential and downside protection in varying market environments. Aggregate market levels remain high in historical terms, but we believe that there are always relatively attractive valuation opportunities to unearth. For investors who are seeking long-term growth of capital from undervalued securities, we believe the Fund will continue to provide rewarding returns.

Sincerely,

Your Portfolio Management Team

/s/Kathleen T. Millard         /s/Lois R. Friedman
Kathleen T. Millard            Lois R. Friedman
Lead Portfolio Manager         Portfolio Manager

                      7 -- Scudder Large Company Value Fund

              Investment Portfolio as of March 31, 1997 (Unaudited)

                                                          Principal     Market
                                                          Amount ($)   Value ($)
--------------------------------------------------------------------------------
Repurchase Agreements 1.6%
--------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette
 dated 3/31/97 at 6.375%, to be repurchased at $27,889,938
 on 4/1/97, collateralized by a $22,024,000 U.S. Treasury            -----------
 Note, 10.375%, 11/15/12 (Cost $27,885,000) ............. 27,885,000  27,885,000
                                                                     -----------
                                                            Shares
--------------------------------------------------------------------------------
Common Stocks 98.4%
--------------------------------------------------------------------------------
Consumer Discretionary 5.1%
Apparel and Shoes 1.0%
Reebok International Ltd. ...............................    406,700  18,250,663
                                                                     -----------
Department & Chain Stores 3.4%
Costco Companies, Inc.* .................................    880,400  24,321,050
Dayton Hudson Corp. .....................................    439,800  18,361,650
Rite Aid Corp. ..........................................    410,700  17,249,400
                                                                     -----------
                                                                      59,932,100
                                                                     -----------
Restaurants 0.7%
Brinker International Inc.* .............................    952,600  12,026,575
                                                                     -----------
Consumer Staples 12.4%
Alcohol & Tobacco 3.9%
Anheuser-Busch Companies, Inc. ..........................    783,100  32,988,088
Philip Morris Companies Inc. ............................    310,800  35,470,050
                                                                     -----------
                                                                      68,458,138
                                                                     -----------
Consumer Electronic & Photographic Products 2.9%
Eastman Kodak Co. .......................................    215,000  16,313,125
Whirlpool Corp. .........................................    716,200  34,109,025
                                                                     -----------
                                                                      50,422,150
                                                                     -----------
Food & Beverage 4.5%
American Stores Co. .....................................    413,000  18,378,500
ConAgra Inc. ............................................    362,900  19,687,325
H.J. Heinz Co. ..........................................    504,100  19,911,950
Unilever NV (New York shares) ...........................    112,600  20,971,750
                                                                     -----------
                                                                      78,949,525
                                                                     -----------
Textiles 1.1%
VF Corporation ..........................................    292,400  19,554,250
                                                                     -----------
Health 4.9%
Health Industry Services 3.0%
Bergen Brunswig Corp. "A" ...............................    747,500  22,238,125

    The accompanying notes are an integral part of the financial statements.


                      8 -- Scudder Large Company Value Fund

                                                                       Market
                                                           Shares     Value ($)
--------------------------------------------------------------------------------
Humana Inc.* ...........................................  1,401,700   30,837,400
                                                                     -----------
                                                                      53,075,525
                                                                     -----------
Pharmaceuticals 1.9%
American Home Products Corp. ...........................    284,900   17,094,000
Bristol-Myers Squibb Co. ...............................    282,400   16,661,600
                                                                     -----------
                                                                      33,755,600
                                                                     -----------
Communications 4.9%
Telephone/Communications
American Telephone & Telegraph Co. .....................    665,600   23,129,600
Bell Atlantic Corp. ....................................    546,000   33,237,750
GTE Corp. ..............................................    488,900   22,794,963
Telefonos de Mexico S.A. de C.V. "L" (ADR) .............    151,700    5,840,450
                                                                     -----------
                                                                      85,002,763
                                                                     -----------
Financial 24.7%
Banks 10.0%
Banc One Corp. .........................................    394,900   15,697,275
BankBoston Corp. .......................................    443,500   29,714,500
BankAmerica Corp. ......................................    316,900   31,927,675
Chase Manhattan Corp. ..................................    268,800   25,166,400
First Chicago NBD Corp. ................................    189,300   10,245,863
J.P. Morgan & Co., Inc. ................................    224,500   22,057,125
KeyCorp ................................................    332,000   16,185,000
NationsBank Corp. ......................................    445,300   24,658,488
                                                                     -----------
                                                                     175,652,326
                                                                     -----------
Insurance 8.8%
Allstate Corp. .........................................    518,600   30,791,875
Cigna Corp. ............................................    207,400   30,306,325
EXEL, Ltd. .............................................    513,700   21,703,825
General Re Corp. .......................................     87,800   13,872,400
MBIA Inc. ..............................................    190,200   18,235,425
Mid Ocean Limited ......................................    451,900   21,578,217
Transamerica Corp. .....................................    197,800   17,703,100
                                                                     -----------
                                                                     154,191,167
                                                                     -----------
Other Financial Companies 5.0%
American Express Credit Corp. ..........................    406,700   24,351,163
Federal National Mortgage Association ..................    888,000   32,079,000

    The accompanying notes are an integral part of the financial statements.


                      9 -- Scudder Large Company Value Fund

                                                                        Market
                                                             Shares    Value ($)
--------------------------------------------------------------------------------
Travelers Group, Inc. .....................................  645,866  30,920,835
                                                                     -----------
                                                                      87,350,998
                                                                     -----------
Real Estate 0.9%
Nationwide Health Properties Inc. (REIT) ..................  770,000  16,458,750
                                                                     -----------
Media 1.3%
Cable Television 0.5%
Comcast Corp. "A" .........................................  538,900   9,093,938
                                                                     -----------
Print Media 0.8%
Times Mirror Co. "A" ......................................  277,300  15,147,513
                                                                     -----------
Service Industries 3.7%
Environmental Services 1.5%
Browning Ferris Industries ................................  928,000  26,796,000
                                                                     -----------
Investment 1.0%
Merrill Lynch & Co., Inc. .................................  210,900  18,111,038
                                                                     -----------
Printing/Publishing 1.2%
R.R. Donnelley & Sons Co. .................................  622,500  21,709,688
                                                                     -----------
Durables 4.8%
Aerospace 0.6%
United Technologies Corp. .................................  138,000  10,384,500
                                                                     -----------
Automobiles 2.3%
Eaton Corp. ...............................................  263,700  18,689,738
Ford Motor Co. ............................................  275,300   8,637,538
General Motors Corp. ......................................  241,400  13,367,525
                                                                     -----------
                                                                      40,694,801
                                                                     -----------
Tires 1.9%
Goodyear Tire & Rubber Co. ................................  640,200  33,450,450
                                                                     -----------
Manufacturing 8.2%
Chemicals 3.2%
B.F. Goodrich Co., Inc. ...................................  435,100  15,935,538
Dow Chemical Co. ..........................................  253,900  20,312,000
E.I. du Pont de Nemours & Co. .............................   92,500   9,805,000
Eastman Chemical Co. ......................................  186,600  10,029,750
                                                                     -----------
                                                                      56,082,288
                                                                     -----------
Diversified Manufacturing 2.0%
Dresser Industries Inc. ...................................  450,300  13,621,575

    The accompanying notes are an integral part of the financial statements.


                     10 -- Scudder Large Company Value Fund

                                                                       Market
                                                           Shares     Value ($)
--------------------------------------------------------------------------------
Textron, Inc. ..........................................   202,800    21,294,000
                                                                     -----------
                                                                      34,915,575
                                                                     -----------
Electrical Products 1.7%
Emerson Electric Co. ...................................   335,200    15,084,000
Philips Electronics NV (New York shares) ...............   315,800    14,053,100
                                                                     -----------
                                                                      29,137,100
                                                                     -----------
Specialty Chemicals 1.3%
Witco Corp. ............................................   688,100    23,395,400
                                                                     -----------
Technology 6.9%
Diverse Electronic Products 1.9%
Harris Corp. ...........................................   442,100    33,986,438
                                                                     -----------
EDP Peripherals 0.7%
Western Digital Corp.* .................................   222,200    12,582,075
                                                                     -----------
Electronic Data Processing 2.1%
International Business Machines Corp. ..................   263,000    36,129,625
                                                                     -----------
Military Electronics 0.8%
General Dynamics Corp. .................................   200,000    13,475,000
                                                                     -----------
Semiconductors 1.4%
National Semiconductor Corp.* ..........................   922,300    25,363,250
                                                                     -----------
Energy 9.7%
Oil & Gas Production 1.6%
Coastal Corp. ..........................................   597,500    28,680,000
                                                                     -----------
Oil Companies 8.1%
Atlantic Richfield Co. .................................   127,800    17,253,000
British Petroleum PLC (ADR) ............................   136,200    18,693,450
Exxon Corp. ............................................   399,700    43,067,675
Mobil Corp. ............................................   156,000    20,377,500
Royal Dutch Petroleum Co. ..............................    35,000     6,356,341
Royal Dutch Petroleum Co. (New York shares) ............    71,200    12,460,000
Texaco Inc. ............................................   216,100    23,662,950
                                                                     -----------
                                                                     141,870,916
                                                                     -----------
Construction 3.7%
Building Materials 1.3%
Armstrong World Industries, Inc. .......................   240,400    15,565,900
Vulcan Materials Co. ...................................   126,100     8,180,738
                                                                     -----------
                                                                      23,746,638
                                                                     -----------

    The accompanying notes are an integral part of the financial statements.


                     11 -- Scudder Large Company Value Fund

                                                                       Market
                                                           Shares     Value ($)
--------------------------------------------------------------------------------
Forest Products 2.4%
Louisiana-Pacific Corp. ................................   537,800    11,159,350
Weyerhaeuser Co. .......................................   687,400    30,675,225
                                                                     -----------
                                                                      41,834,575
                                                                     -----------
Transportation 3.4%
Railroads 2.9%
CSX Corp. ..............................................   431,800    20,078,700
Canadian National Railway Co. ..........................   432,500    15,323,143
Canadian Pacific Ltd. ..................................   648,400    15,561,600
                                                                     -----------
                                                                      50,963,443
                                                                     -----------
Trucking 0.5%
Consolidated Freightways, Inc. .........................   363,500     9,859,938
                                                                     -----------
Utilities 4.7%
Electric Utilities 3.8%
American Electric Power Co. ............................   330,100    13,616,625
Duke Power Co. .........................................   339,000    14,958,375
FPL Group, Inc. ........................................   362,200    15,982,075
P G & E Corp. ..........................................   927,300    21,791,550
                                                                     -----------
                                                                      66,348,625
                                                                     -----------
Natural Gas Distribution 0.9%
Pacific Enterprises ....................................   554,800    16,782,700
--------------------------------------------------------------------------------
Total Common Stocks (Cost $1,437,631,805)                          1,733,622,044
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $1,465,516,805) (a)     1,761,507,044
--------------------------------------------------------------------------------

    * Non-income producing security.
  (a) The cost for federal income tax purposes was $1,465,516,805. At March 31, 1997, net unrealized appreciation for all securities based on tax cost was $295,990,239. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $305,747,715 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $9,757,476.

    The accompanying notes are an integral part of the financial statements.


                     12 -- Scudder Large Company Value Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                        as of March 31, 1997 (Unaudited)


 Assets
 ----------------------------------------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $1,465,516,805) ................  $1,761,507,044
                  Receivable on investments sold .........................................       9,942,057
                  Dividends and interest receivable ......................................       3,480,747
                  Receivable on Fund shares sold .........................................       1,205,071
                  Receivable on foreign taxes recoverable ................................          55,839
                  Other assets ...........................................................          45,239
                                                                                             ----------------
                  Total assets ...........................................................   1,776,235,997

 Liabilities
 ----------------------------------------------------------------------------------------------------------------------------
                  Payables for investments purchased .....................................       3,221,731
                  Due to custodian bank ..................................................          16,613
                  Payable for Fund shares redeemed .......................................       5,162,308
                  Accrued management fee .................................................       1,004,526
                  Other accrued expenses .................................................         586,943
                                                                                             ----------------
                  Total liabilities ......................................................       9,992,121
                  -------------------------------------------------------------------------------------------
                  Net assets, at market value                                               $1,766,243,876
                  -------------------------------------------------------------------------------------------
 Net Assets
 ----------------------------------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Undistributed net investment income ....................................       8,446,742
                  Unrealized appreciation/depreciation on:
                     Investments .........................................................     295,990,239
                     Foreign currency related transactions ...............................            (785)
                  Accumulated net realized gain ..........................................      54,358,150
                  Paid-in capital ........................................................   1,407,449,530
                  -------------------------------------------------------------------------------------------
                  Net assets, at market value                                               $1,766,243,876
                  -------------------------------------------------------------------------------------------
 Net Asset Value
 ----------------------------------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share
                   ($1,766,243,876/77,865,813 outstanding shares of beneficial               ----------------
                   interest, $.01 par value, unlimited number of shares authorized) ......          $22.68
                                                                                             ----------------

    The accompanying notes are an integral part of the financial statements.


                     13 -- Scudder Large Company Value Fund

                             Statement of Operations
                   six months ended March 31, 1997 (Unaudited)


 Investment Income
 ------------------------------------------------------------------------------------------------------------------------------
                  Income:
                  Dividends (net of foreign taxes withheld of $178,288) ..................   $  22,400,683
                  Interest ...............................................................         843,343
                                                                                             ----------------
                                                                                                23,244,026
                  Expenses:
                  Management fee .........................................................       5,786,214
                  Services to shareholders ...............................................       2,289,056
                  Trustees' fees and expenses ............................................          19,438
                  Custodian and accounting fees ..........................................         166,026
                  Reports to shareholders ................................................         152,789
                  Auditing ...............................................................          26,600
                  Legal ..................................................................          13,405
                  Registration fees ......................................................          59,519
                  Other ..................................................................          25,152
                                                                                             ----------------
                                                                                                 8,538,199
                  -------------------------------------------------------------------------------------------
                  Net investment income                                                         14,705,827
                  -------------------------------------------------------------------------------------------

 Realized and unrealized gain (loss) on investment transactions
 ------------------------------------------------------------------------------------------------------------------------------
                  Net realized gain from:
                  Investments ............................................................      78,503,102
                  Foreign currency related transactions ..................................           1,258
                                                                                             ----------------
                                                                                                78,504,360
                  Net unrealized appreciation (depreciation) during the period on:
                  Investments ............................................................     103,380,106
                  Foreign currency related transactions ..................................          (1,118)
                                                                                             ----------------
                                                                                               103,378,988
                  -------------------------------------------------------------------------------------------
                  Net gain on investment transactions                                          181,883,348
                  -------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------
                  Net increase in net assets resulting from operations                       $ 196,589,175
                  -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                     14 -- Scudder Large Company Value Fund

                       Statements of Changes in Net Assets


                                                                               Six Months
                                                                                  Ended          Year Ended
                                                                             March 31, 1997    September 30,
 Increase (Decrease) in Net Assets                                             (Unaudited)          1996
 ------------------------------------------------------------------------------------------------------------------------------
                  Operations:
                  Net investment income ...................................  $   14,705,827   $   25,638,335
                  Net realized gain from investment transactions ..........      78,504,360      156,485,746
                  Net unrealized appreciation on investment transactions
                   during the period ......................................     103,378,988       50,222,142
                                                                             ---------------- -----------------
                  Net increase in net assets resulting from operations ....     196,589,175      232,346,223
                                                                             ---------------- -----------------
                  Distributions to shareholders from:
                  Net investment income ...................................     (11,553,936)      (5,186,735)
                                                                             ---------------- -----------------
                  Net realized gains on investment transactions ...........    (179,180,946)    (226,928,336)
                                                                             ---------------- -----------------
                  Fund share transactions:
                  Proceeds from shares sold ...............................     121,826,866      242,975,623
                  Net asset value of shares issued to shareholders in
                   reinvestment of distributions ..........................     182,941,443      222,385,560

                  Cost of shares redeemed .................................    (195,838,523)    (305,801,902)
                                                                             ---------------- -----------------
                  Net increase in net assets from Fund share transactions .     108,929,786      159,559,281
                                                                             ---------------- -----------------
                  Increase in net assets ..................................     114,784,079      159,790,433
                  Net assets at beginning of period .......................   1,651,459,797    1,491,669,364
                  Net assets at end of period (including undistributed
                   net investment income of $8,466,742 and $5,294,851,       ---------------- -----------------
                   respectively) ..........................................  $1,766,243,876   $1,651,459,797
                                                                             ---------------- -----------------
 Other Information
 ------------------------------------------------------------------------------------------------------------------------------
                  Increase (decrease) in Fund shares
                  Shares outstanding at beginning of period ...............      72,934,700       65,078,938
                                                                             ---------------- -----------------
                  Shares sold .............................................       5,183,647       11,066,908
                  Shares issued to shareholders in reinvestment of
                   distributions ..........................................       8,148,839       10,795,415
                  Shares redeemed .........................................      (8,401,373)     (14,006,561)
                                                                             ---------------- -----------------
                  Net increase in Fund shares .............................       4,931,113        7,855,762
                                                                             ---------------- -----------------
                  Shares outstanding at end of period .....................      77,865,813       72,934,700
                                                                             ---------------- -----------------

    The accompanying notes are an integral part of the financial statements.


                     15 -- Scudder Large Company Value Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                           Six Months
                             Ended                                   Years Ended September 30,
                            March 31,
                           (Unaudited)    1996     1995     1994    1993(c) 1992     1991      1990     1989     1988     1987
 ------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning    -------------------------------------------------------------------------------------------------
   of period ...............  $22.64     $22.92   $19.54   $23.06   $19.12  $19.30   $14.77   $22.30   $16.10   $20.41   $17.17
                              -------------------------------------------------------------------------------------------------
Income from investment
   operations:
Net investment income (loss)     .19        .36      .13     (.02)     .06     .12      .20      .30(b)   .21      .09      .16
Net realized and unrealized
   gain (loss) on
   investment transactions .    2.49       2.94     3.98     (.88)    5.23     .90     6.05    (6.22)    6.61    (1.82)    5.77
Total from investment         -------------------------------------------------------------------------------------------------
   operations ..............    2.68       3.30     4.11     (.90)    5.29    1.02     6.25    (5.92)    6.82    (1.73)    5.93
                              -------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income ......    (.16)      (.08)      --       --     (.10)   (.22)    (.37)    (.16)    (.07)    (.20)    (.23)
Net realized gains on
   investment transactions .   (2.48)     (3.50)    (.73)   (2.62)   (1.25)   (.98)   (1.35)   (1.45)    (.55)   (2.38)   (2.46)
                              -------------------------------------------------------------------------------------------------
Total distributions ........   (2.64)     (3.58)    (.73)   (2.62)   (1.35)  (1.20)   (1.72)   (1.61)    (.62)   (2.58)   (2.69)
                              -------------------------------------------------------------------------------------------------
Net asset value, end of       -------------------------------------------------------------------------------------------------
   period ..................  $22.68     $22.64   $22.92   $19.54   $23.06  $19.12   $19.30   $14.77   $22.30   $16.10   $20.41
                              -------------------------------------------------------------------------------------------------
Total Return (%) ...........   11.96**    15.94    21.96    (4.72)   28.83    5.61    45.85   (28.20)   44.05    (5.61)   39.03
Ratios and Supplemental Data
Net assets, end of period
   ($ millions) ............   1,766      1,651    1,492    1,338    1,387   1,054    1,058      712    1,013      491      583
Ratio of operating expenses
   to average net assets (%)     .96*       .92      .98      .97      .96     .98     1.04      .94      .88      .95      .88
Ratio of net investment
   income (loss) to average
   net assets (%) ..........    1.66*      1.62      .62     (.12)     .22     .57     1.24     1.56     1.22      .63      .86
Portfolio turnover rate (%)    58.44*     150.7    153.6     75.8     92.2    92.4     93.2     87.9     55.7     48.5     58.2
Average commission rate
   paid (d) ................  $.0560     $.0533   $   --   $   --   $   --  $   --   $   --   $   --   $   --   $   --   $   --

(a) Based on monthly average of shares outstanding during the period.
(b) Net investment income per share includes nonrecurring dividend income amounting to $.14 per share.
(c) Effective October 1, 1992, the Fund discontinued using equalization accounting.
(d) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years ending on or after September 30, 1996.
*   Annualized
**  Not annualized


                     16 -- Scudder Large Company Value Fund

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder Large Company Value Fund (formerly Scudder Capital Growth Fund) (the "Fund") is a diversified series of Scudder Equity Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.


                     17 -- Scudder Large Company Value Fund

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

  (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and

 (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Earnings and profits distributed to shareholders on redemption of Fund shares ("tax equalization") may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences primarily relate to foreign denominated investments, investments in options, and deferral of certain losses for tax purposes. As a result, net investment income
(loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Original issue discounts and market discounts are accreted for both tax and financial reporting purposes.

                      B. Purchases and Sales of Securities

During the six months ended March 31, 1997, purchases and sales of investment securities (excluding short-term investments) aggregated $504,938,147 and $585,455,831, respectively.


                     18 -- Scudder Large Company Value Fund

                               C. Related Parties

Under the Fund's Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund has agreed to pay to the Adviser a fee equal to an annual rate of approximately 0.75% of the first $500,000,000 of average daily net assets, 0.65% of the next $500,000,000 of such net assets, 0.60% of the next $500,000,000 of such net assets and 0.55% of such net assets in excess of $1,500,000,000, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Agreement provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. For the six months ended March 31, 1997, the fee pursuant to the Agreement amounted to $5,786,214 which was equivalent to an annual effective rate of .65% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. Included in services to shareholders is $1,261,302 charged to the Fund by SSC for the six months ended March 31, 1997, of which $209,188 is unpaid at March 31, 1997.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended March 31, 1997, the amount charged to the Fund by STC aggregated $766,723, of which $131,759 is unpaid at March 31, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended March 31, 1997, the amount charged to the Fund by SFAC aggregated $76,618, of which $12,770 is unpaid at March 31, 1997.

The Fund pays each of its Trustees not affiliated with the Adviser $4,000 annually plus specified amounts for attended board and committee meetings. For the six months ended March 31, 1997, Trustees' fees and expenses aggregated $19,438.


                     19 -- Scudder Large Company Value Fund

                              Officers and Trustees

Daniel Pierce*
President and Trustee

Paul Bancroft III
Trustee; Venture Capitalist and Consultant

Sheryle J. Bolton
Trustee; Chief Executive Officer, Scientific Learning Corporation

Thomas J. Devine
Trustee; Consultant

Keith R. Fox
Trustee, President, Exeter Capital Management Corporation

Dudley H. Ladd*
Trustee

David S. Lee*
Vice President and Trustee

Dr. Wilson Nolen
Trustee; Consultant

Kathryn L. Quirk*
Trustee, Vice President and Assistant Secretary

Dr. Gordon Shillinglaw
Trustee; Professor Emeritus of Accounting, Columbia
University Graduate School of Business

Robert W. Lear
Honorary Trustee; Executive-in-Residence, Visiting Professor,
Columbia University Graduate School of Business

Robert G. Stone, Jr.
Honorary Trustee; Chairman of the Board and Director, Kirby Corporation

Donald E. Hall*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Kathleen T. Millard*
Vice President

Thomas F. McDonough*
Vice President, Secretary and Assistant Treasurer

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer

*Scudder, Stevens & Clark, Inc.


                     20 -- Scudder Large Company Value Fund

                        Investment Products and Services


The Scudder Family of Funds
--------------------------------------------------------------------------------
Money Market
Scudder Cash Investment Trust
Scudder U.S. Treasury Money Fund

Tax Free Money Market+
Scudder Tax Free Money Fund
Scudder California Tax Free Money Fund*
Scudder New York Tax Free Money Fund*

Tax Free+
Scudder California Tax Free Fund*
Scudder High Yield Tax Free Fund
Scudder Limited Term Tax Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Limited Term
  Tax Free Fund*
Scudder Massachusetts Tax Free Fund*
Scudder Medium Term Tax Free Fund
Scudder New York Tax Free Fund*
Scudder Ohio Tax Free Fund*
Scudder Pennsylvania Tax Free Fund*

Growth and Income
Scudder Balanced Fund
Scudder Growth and Income Fund

Income
Scudder Emerging Markets Income Fund
Scudder Global Bond Fund
Scudder GNMA Fund
Scudder High Yield Bond Fund
Scudder Income Fund
Scudder International Bond Fund
Scudder Short Term Bond Fund
Scudder Zero Coupon 2000 Fund

Growth
Scudder Capital Growth Fund
Scudder Classic Growth Fund
Scudder Development Fund
Scudder Emerging Markets Growth Fund
Scudder Global Discovery Fund
Scudder Global Fund
Scudder Gold Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Latin America Fund
Scudder Micro Cap Fund
Scudder Pacific Opportunities Fund
Scudder Quality Growth Fund
Scudder Small Company Value Fund
Scudder 21st Century Growth Fund
Scudder Value Fund
The Japan Fund

Retirement Plans and Tax-Advantaged Investments
--------------------------------------------------------------------------------
IRAs
Keogh Plans
Scudder Horizon Plan*+++ (a variable annuity)
401(k) Plans
403(b) Plans
SEP-IRAs
Profit Sharing and Money Purchase
  Pension Plans

Closed-End Funds#
--------------------------------------------------------------------------------
The Argentina Fund, Inc.
The Brazil Fund, Inc.
The First Iberian Fund, Inc.
The Korea Fund, Inc.
The Latin America Dollar Income Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder New Asia Fund, Inc.
Scudder New Europe Fund, Inc.
Scudder World Income  Opportunities
  Fund, Inc.

Institutional Cash Management
--------------------------------------------------------------------------------
Scudder Institutional Fund, Inc.
Scudder Fund, Inc.
Scudder Treasurers Trust(TM)++

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges. ++For information on Scudder Treasurers Trust,(TM) an institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc. ($100,000 minimum), call 1-800-541-7703.



                     21 -- Scudder Large Company Value Fund

                                Scudder Solutions

Convenient ways to invest, quickly and reliably:
--------------------------------------------------------------------------------------------------------------------------

          Automatic Investment Plan                                    AutoBuy

          A convenient investment program in which you designate       Lets you purchase Scudder fund shares
          the purchase details and the bank account, and money is      electronically, avoiding potential mailing delays;
          electronically debited from that account monthly to          designate a bank account and the transaction
          regularly purchase fund shares and "dollar cost average"     details, and money for each of your transactions is
          -- buy more shares when the fund's price is higher and       electronically debited from that account.
          fewer when it's lower, which can reduce your average
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).


          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
--------------------------------------------------------------------------------------------------------------------------

          Scudder Automated Information Line: SAIL(tm) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
--------------------------------------------------------------------------------------------------------------------------

          Automatic Withdrawal Plan                                    AutoSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you designate.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
--------------------------------------------------------------------------------------------------------------------------





                     22 -- Scudder Large Company Value Fund

Mutual Funds and More -- Brokerage and Guidance Services:
--------------------------------------------------------------------------------------------------------------------------

          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(sm) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies -- with    Personal  Counsel from Scudder(sm)
          no transaction fees or commissions. Scudder            Developed for investors who prefer the benefits of no-load
          shareholders can take advantage of a Scudder           Scudder funds but want ongoing professional assistance in
          Brokerage account already reserved for them, with      managing a portfolio. Personal Counsel(sm) is a highly
          no minimum investment. For information about           customized, fee-based asset management service for
          Scudder Brokerage Services, call 1-800-700-0820.       individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(sm) and Personal Counsel(sm) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
--------------------------------------------------------------------------------------------------------------------------

Additional Information on How to Contact Scudder:
--------------------------------------------------------------------------------------------------------------------------

          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Funds Center
          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Funds Centers. Check for a Funds Center near
          answers to investment questions                        you -- they can be found in the following cities:

          Scudder Investor Relations --  1-800-225-2470          Boca Raton            Chicago           San Francisco
                   Investor.Relations@scudder.com                Boston                New York

          New From Scudder: Pathway Series

          In a complex financial world, Scudder Pathway Series is a refreshingly simple concept. With one investment, Pathway gives you instant access to broad diversification in U.S. markets and across the globe. Select from four Portfolios -- Conservative, Balanced, Growth, or
          International -- each with a distinct investment objective that can match your goals. Each
          Portfolio, rather than investing in individual securities, invests in carefully selected
          Scudder mutual funds.

          The share price of each Pathway Series portfolio will fluctuate and the risk associated with each portfolio is determined by the securities held in each underlying Scudder fund. Contact
          Scudder Investor Services, Inc., Distributor, for a prospectus which contains more complete information, including management fees and other expenses. Please read it carefully before you invest or send money.



                     23 -- Scudder Large Company Value Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER